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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 October 21, 2003

Boston Properties Limited Partnership
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50209 (Commission File Number)	04-3372948 (I.R.S. employer Identification No.)
111 Huntington Avenue Boston, Massachusetts 02199 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:
 (617) 236-3300

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits. The following exhibits are being furnished herewith:

Exhibit No.
99.1	Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended September 30, 2003.
99.2	Press release dated October 21, 2003.

ITEM 12.    Results of Operations and Financial Condition.

        The information in this Current Report on Form 8-K is furnished under Item 12 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

        On October 21, 2003, Boston Properties, Inc. (the "Company"), the general partner of Boston Properties Limited Partnership, issued a press release announcing its financial results for the third quarter of 2003. That press release referred to certain supplemental information that is available on the Company's website. The text of the supplemental information and the press release are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003	BOSTON PROPERTIES LIMITED PARTNERSHIP
	By:	Boston Properties, Inc., its General Partner
/s/ DOUGLAS T. LINDE
	By:	Douglas T. Linde Chief Financial Officer

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  ITEM 12. Results of Operations and Financial Condition.
SIGNATURES